Vanguard® Energy Fund
Schedule of Investments (unaudited)
As of April 30, 2023
The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.
		Shares	Market Value ($000)
Common Stocks (98.9%)
Brazil (0.9%)
	Petroleo Brasileiro SA	10,404,725	55,635
Canada (5.8%)
	Cenovus Energy Inc.	9,893,341	166,208
	Enbridge Inc.	3,476,648	138,235
	ARC Resources Ltd.	1,682,604	20,901
	TC Energy Corp. (XTSE)	230,943	9,593
	Teck Resources Ltd. Class B	124,719	5,812
			340,749
China (0.7%)
	China Yangtze Power Co. Ltd. Class A	12,838,860	40,590
France (10.9%)
	TotalEnergies SE	3,883,546	248,159
	Engie SA (XPAR)	14,338,717	229,481
	TotalEnergies SE ADR	2,677,365	171,164
			648,804
Germany (2.0%)
*	RWE AG	1,784,157	83,652
	AES Corp.	1,445,970	34,212
			117,864
India (1.8%)
	Power Grid Corp. of India Ltd.	36,082,574	104,921
Italy (2.3%)
	Enel SpA	15,297,169	104,512
*	Tenaris SA	2,119,658	30,323
			134,835
Norway (1.9%)
	Equinor ASA	3,851,783	110,897
Russia (0.0%)
*,1	LUKOIL PJSC ADR	1,423,477	—
Spain (2.6%)
	Iberdrola SA (XMAD)	11,860,689	153,692
United Kingdom (19.0%)
	Shell plc (XLON)	11,318,378	347,793
	BP plc	43,841,588	294,133
	Shell plc ADR	3,421,398	212,058
	BP plc ADR	3,421,308	137,810
	National Grid plc	8,573,700	122,929

		Shares	Market Value ($000)
*	Glencore plc	1,951,237	11,518
			1,126,241
United States (51.0%)
	ConocoPhillips	3,605,961	371,017
	Marathon Petroleum Corp.	1,583,435	193,179
	NextEra Energy Inc.	2,336,922	179,078
	Duke Energy Corp.	1,698,001	167,898
	Diamondback Energy Inc.	1,129,528	160,619
	EOG Resources Inc.	1,299,496	155,251
	Exelon Corp.	3,652,945	155,031
	Schlumberger NV	3,139,873	154,953
	Coterra Energy Inc.	5,932,776	151,879
	Southern Co.	2,023,784	148,849
	FirstEnergy Corp.	3,232,636	128,659
	Edison International	1,693,057	124,609
	Sempra Energy (XNYS)	774,915	120,492
	American Electric Power Co. Inc.	1,273,753	117,720
	Targa Resources Corp.	1,507,863	113,889
	Phillips 66	1,128,488	111,720
	Chesapeake Energy Corp.	1,253,447	103,635
	Williams Cos. Inc.	3,056,461	92,488
	CenterPoint Energy Inc.	2,450,693	74,673
*	First Solar Inc.	343,325	62,684
	EQT Corp.	1,621,246	56,484
	Pioneer Natural Resources Co.	182,876	39,785
	Exxon Mobil Corp.	260,230	30,796
	Avangrid Inc.	193,186	7,778
			3,023,166
Total Common Stocks (Cost $4,485,921)			5,857,394
Temporary Cash Investments (0.8%)
Money Market Fund (0.0%)
[2]	Vanguard Market Liquidity Fund 4.853%	1,360	136
		Face Amount ($000)
Repurchase Agreement (0.8%)
	NatWest Markets plc, 4.760%, 5/1/23 (Dated 4/28/23, Repurchase Value $48,319,000, collateralized by U.S. Treasury Note/Bond 1.125%, 2/15/31, with a value of $49,266,000)	48,300	48,300
Total Temporary Cash Investments (Cost $48,436)			48,436
Total Investments (99.7%) (Cost $4,534,357)			5,905,830
Other Assets and Liabilities—Net (0.3%)			19,038
Net Assets (100%)			5,924,868
Cost is in $000.
*	Non-income-producing security.
1	Security value determined using significant unobservable inputs.
2	Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
ADR—American Depositary Receipt.
A. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the valuation designee to represent fair value and subject to oversight by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund's net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.
B. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).
C. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty's default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.
D.  Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.
Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Schedule of Investments.

The following table summarizes the market value of the fund’s investments as of April 30, 2023, based on the inputs used to value them:
	Level 1 ($000)	Level 2 ($000)	Level 3 ($000)	Total ($000)
Investments
Assets
Common Stocks—North and South America	3,419,550	—	—	3,419,550
Common Stocks—Other	555,244	1,882,600	—	2,437,844
Temporary Cash Investments	136	48,300	—	48,436
Total	3,974,930	1,930,900	—	5,905,830